Exhibit 10.1
FOURTH AMENDMENT TO
MASTER RECEIVABLES PURCHASE AGREEMENT

This Fourth Amendment dated as of May 16, 2024 (the “Amendment”) is to that certain Master Receivables Purchase Agreement dated as of June 28, 2022, among ChampionX LLC and US Synthetic Corporation, as Seller and Servicer, Apergy USA, Inc., as Servicer, ChampionX Corporation, as Company and Seller Representative, and JPMorgan Chase Bank, N.A., as Purchaser (as amended, extended, modified, supplemented, restated, renewed and/or replaced, the “RPA”), under which a Seller may request to sell and assign certain receivables to Purchaser pursuant to the terms therein and Purchaser may in its sole discretion purchase such receivables (such arrangement, the “Uncommitted Receivables Purchase Facility”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the RPA.
NOW, THEREFORE, for mutual consideration, the receipt of which is hereby acknowledged by the parties, the Purchaser and Seller Representative (acting on behalf of each Seller) hereby agree to amend the RPA as follows:
1.Schedule I (Account Debtor Information) of the RPA is hereby deleted in its entirety and replaced with a new Schedule I in the form of Exhibit A attached to this Amendment.
2.Except as specifically amended by this Amendment, the provisions of the RPA remain in full force and effect, including without limitation, the uncommitted nature of the receivables purchase facility documented under the RPA.
3.This Amendment shall become effective only after it is fully executed and delivered by the Seller Representative and the Purchaser and shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be considered an original, but all of which shall be considered one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year of the merger as indicated above.

CHAMPIONX CORPORATION, as Seller Representative

By:    __/s/ Daniel T. Erdman________________
Name:    Daniel T. Erdman
Title:    Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Purchaser

By:    __/s/ Jason Benson___________________
Name:    Jason Benson
Title:    Executive Director

Exhibit A to Fourth Amendment to Master Receivables Purchase Agreement
Schedule I

[On file with Purchaser]